UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2004

Belden CDT Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Forsyth Boulevard, Suite 800
St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Revised Code of Ethics

Item 5.05 Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
SIGNATURES
EXHIBIT INDEX
Exhibit 14.1 Revised Code of Ethics

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Item 5.05. Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On July 15, 2004, the Registrant, Belden CDT Inc. (formerly called Cable Design Technologies Corporation) completed a merger transaction involving Belden Inc. As a post-merger matter, on November 16, 2004, the Board of Directors of Belden CDT Inc. approved and adopted the Code of Ethics included in this report as Exhibit 14.1, which supersedes in its entirety its prior code of ethics. The revised code addresses various matters including compliance with laws, outside business interests and employment, affiliation with vendors and customers, use of Company assets (including e-mail and voice-mail), gifts and entertainment, insider trading and confidential information, accounting practices, antitrust laws, exports restrictions, and prevention of harassment.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

14.1	Revised Code of Ethics entitled “Conflicts of Interest and Ethical Conduct Policy”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN CDT INC.
Date: November 19, 2004	By:	/s/ Kevin Bloomfield

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